UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 19, 2006
General Cable Corporation
(Exact name of Registrant as Specified in Charter)

Delaware	001-12983	06-1398235

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4 Tesseneer Drive, Highland Heights, Kentucky 41076-9753

(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (859) 572-8000
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     At the Board of Directors meeting held on December 19, 2006, Mr. Brian J. Robinson was promoted, effective January 1, 2007, to Senior Vice President, Chief Financial Officer and Treasurer of the registrant.
     Mr. Robinson has been the Senior Vice President, Controller and Treasurer of General Cable since March 2006. He began his career at Deloitte & Touche LLP in 1991. In 1997, he moved from Cincinnati, Ohio to London, England, where he served as Audit Manager focused on accounting services for global companies. In 1999, Mr. Robinson joined General Cable as Assistant Controller. He assumed the role of Controller in 2000 and became the Vice President and Controller in November 2001. From May 2003 to July 2003 he was employed by Great American Insurance Company as a Divisional Vice President concerning property and casualty insurance and returned to General Cable as the Vice President and Controller in July 2003. Mr. Robinson, age 38, holds a Bachelor of Science degree in Accounting from the University of Dayton and received CPA certification in 1993.
     Effective January 1, 2007 Mr. Robinson will receive an annual base salary of $255,000 and a target cash bonus of up to 55% of his annual base salary subject to the satisfaction of the goals and targets set pursuant to the Company’s Annual Incentive Plan. Pursuant to a letter of understanding from General Cable, a copy of which is attached as Exhibit 99.2 to this Form 8-K, Mr. Robinson is entitled to receive twelve months of severance pay and payment of COBRA medical continuation benefits for 12 months and outplacement assistance for up to six months, if General Cable terminates his employment with General Cable for any reason other than cause through December 31, 2007.
     A copy of the press release issued by General Cable on December 22, 2006, is attached to this report as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.
     (c)  The following has been filed as an exhibit to this Form 8-K:
99.1	Press Release of General Cable Corporation dated December 22, 2006.

99.2	Letter of Understanding with Brian Robinson dated September 14, 2003.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL CABLE CORPORATION
Date: December 22, 2006	By:	/s/ Robert J. Siverd
		Name:	Robert J. Siverd
		Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of General Cable Corporation dated December 22, 2006.

99.2	Letter of Understanding with Brian Robinson dated September 14, 2003.

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